Exhibit 23.7

CONSENT OF NORDIC SHIPPING AS
Frontline 2012 Ltd
Par-la-Ville Place
14 Par-la-Ville Road
Hamilton, HM 08
Bermuda
Re: Registration Statement on Form F-4 of Frontline Ltd.
We hereby consent to (i) the indusion of our appraisal reports valuing all the vessels of Frontline Ltd. dated 30th June, 2015 (the "Appraisal Report") as Appendix F to the Registration Statement on Form F-4 (File No. 333-                    ) (the "Registration Statement") and (ii) the references made to our firm and the Appraisal Reports in the joint proxy statement/prospectus forming part of the Registration Statement (the "Joint Proxy Statement/Prospectus"). The Appraisal Report included in the Joint Proxy Statement/Prospectus is provided for informational purposes only. We also consent to the reference to us under the heading "Experts" in such Registration Statement.

June 30th, 2015

CONSENT OF FEARNLEYS AS
Frontline 2012 Ltd
Par-Ia-Ville Place
14 Par-la-Ville Road
Hamilton, HM 08 Bermuda

Re : Registration Statement on Form F-4 of Frontline Ltd
We hereby consent to (i) the inclusion of our appraisal reports valuing all the vessels of Frontline Ltd dated 30th June 2015 (the "Appraisal Reports") as Appendix F to the Registration  Statement on Form F-4 (File No. 333-                    ) (the "Registration Statement") and (ii) the references made to our firm and the Appraisal  Reports in the joint proxy statement/prospectus forming part of the Registration  Statement (the "Joint Proxy Statement/Prospectus").  The Appraisal Reports included in the Joint Proxy Statement/Prospectus are provided for informational purposes only.  We also consent to the reference to us under the heading "Experts" in such Registration Statement.

June 30th, 2015

CONSENT OF FEARNLEYS AS
Frontline Ltd
Par-la-Ville Place
14 Par-I a-Ville Road
Hamilton, HM 08
Bermuda
Re : Registration  Statement on Form F-4 of Frontline Ltd
We hereby consent to (i) the inclusion of our appraisal reports valuing all the vessels of Frontline Ltd dated 30th June 2015 (the "Appraisal Reports") as Appendix F to the Registration  Statement on Form F-4 (File No. 333-                     ) (the "Registration Statement") and (ii) the references made to our firm and the Appraisal Reports in the joint proxy statement/prospectus forming part of the Registration Statement (the "Joint Proxy Statement/Prospectus").  The Appraisal Reports included in the Joint Proxy Statement/Prospectus are provided for informational purposes only.  We also consent to the reference to us under the heading "Experts" in such Registration Statement.

June 30th, 2015

CONSENT OF NORDIC SHIPPING AS
Frontline 2012 Ltd
Par-la-Ville Place
14 Par-la-Ville Road
Hamilton, HM 08
Bermuda

Re: Registration Statement on Form F-4 of Frontline Ltd.

We hereby consent to (i) the inclusion of our appraisal reports valuing all the vessels of Frontline Ltd. dated 30th June, 2015 (the "Appraisal Report") as Appendix F to the Registration Statement on Form F-4 (File No. 333-                    ) (the "Registration Statement") and (ii) the references made to our firm and the Appraisal Reports in the joint proxy statement/prospectus forming part of the Registration Statement (the "Joint Proxy Statement/Prospectus). The Appraisal Report included in the Joint Proxy Statement/Prospectus is provided for informational purposes only. We also consent to the reference to us under the heading "Experts" in such Registration Statement.
June 30th, 2015